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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: July 31, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                   TEXAS                                 74-1611874
      (State or other jurisdiction of      (I.R.S. Employer Identification No.)
      incorporation or organization)

        15835 Park Ten Place Drive                         77084
              Houston, Texas                            (Zip Code)
 (Address of principal executive offices)
-
               Registrant's telephone number, including area code:
                                  281-749-7800

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




ITEM 7. EXHIBITS

EXHIBIT 99.1    PRESS RELEASE DATED JULY 31, 2002

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND NINE MONTHS ENDED JUNE 30, 2002 AND 2001

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER AND NINE MONTHS ENDED JUNE 30, 2002

EXHIBIT 99.4    CONSOLIDATED BALANCE SHEETS AT JUNE 30, 2002 AND
                SEPTEMBER 30, 2001

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT JULY 31, 2002


ITEM 9.    REGULATION FD DISCLOSURE


     ON JULY 31, 2002, THE COMPANY ANNOUNCED ITS EARNINGS FOR THE FISCAL YEAR 2002 THIRD QUARTER ENDED JUNE 30, 2002. A COPY OF THE PRESS RELEASE SUMMARIZING THESE EARNINGS IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.

     THE 5,000  FEET  WATER-DEPTH  UPGRADE  OF THE  ATWOOD  EAGLE  CONTINUES  ON
SCHEDULE AT A SHIPYARD FACILITY IN GREECE, WITH ESTIMATED COMPLETION IN OCTOBER/NOVEMBER, 2002. THE RICHMOND HAS BEEN AWARDED A CONTRACT TO DRILL ONE FIRM WELL (ESTIMATED TO TAKE 30 DAYS TO COMPLETE) FOLLOWING COMPLETION OF ITS CURRENT CONTRACT. THE RIG'S CURRENT FIRM DRILLING PROGRAMS COULD BE COMPLETED IN LATE SEPTEMBER 2002 UNLESS THE CURRENT OPERATOR EXERCISES AN OPTION TO DRILL ONE MORE WELL. THE OPTION WELL, IF DRILLED, COULD ADD ANOTHER 45 DAYS OF DRILLING COMMITMENTS.

     THE VICKSBURG IS CURRENTLY DRILLING FOR CARIGALI-TRITON OPERATING COMPANY ("CTOC") IN THE MALAYSIA-THAILAND JOINT DEVELOPMENT AREA. CTOC HAS ADVISED THE COMPANY THAT IT WILL SUSPEND ITS CURRENT DRILLING ACTIVITIES UPON COMPLETION OF THE CURRENT DRILLING PROGRAM, WHICH IS EXPECTED TO BE CONCLUDED IN SEPTEMBER 2002. THE COMPANY HAS RECEIVED A "NOTICE OF CONTRACT AWARD", SUBJECT TO EXECUTION OF A DEFINITIVE CONTRACT, FOR A TERM DRILLING PROGRAM FOR THE VICKSBURG TO COMMENCE IN MALAYSIA IMMEDIATELY FOLLOWING THE SUSPENSION OF THE RIG'S CURRENT CONTRACT.

     ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY'S CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS AND NINE MONTHS ENDED JUNE 30, 2002 AND 2001, AN ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER AND NINE MONTHS ENDED JUNE 30, 2002, CONSOLIDATED BALANCE SHEETS AT JUNE 30, 2002 AND SEPTEMBER 30, 2001 AND CONTRACT STATUS SUMMARY AT JULY 31, 2002 ARE ATTACHED HERETO AS EXHIBITS 99.2, 99.3, 99.4 AND 99.5, RESPECTIVELY, WHICH ARE BEING FURNISHED IN ACCORDANCE WITH RULE 101 (E)(1) UNDER REGULATION FD AND SHOULD NOT BE DEEMED TO BE FILED.



     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ATWOOD OCEANICS, INC.
                                                     (Registrant)



                                                     /s/ James M. Holland
                                                     James M. Holland
                                                     Senior Vice President

                                                     DATE:    July 31, 2002

                                  EXHIBIT INDEX


EXHIBIT NO.                 DESCRIPTION
-----------                 -----------

99.1                  Press Release dated July 31, 2002

99.2 Consolidated Statements of Operations for the Three Months and Nine Months ended June 30, 2002 and 2001

99.3 Analysis of Contract Revenues and Drilling Costs for the quarter and nine months ended June 30, 2002

99.4                  Consolidated Balance Sheets at June 30, 2002 and
                      September 30, 2001

99.5                  Contract Status Summary at July 31, 2002

                                                            EXHIBIT 99.1
HOUSTON, TEXAS
31 JULY 2002

FOR IMMEDIATE RELEASE

     FOR IMMEDIATE RELEASE:

     ATWOOD OCEANICS, INC., HOUSTON-BASED INTERNATIONAL DRILLING CONTRACTOR ANNOUNCED TODAY THAT THE COMPANY AND ITS SUBSIDIARIES REPORTED A NET INCOME OF USD 6,132,000 OR USD .44 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 37,402,000 FOR THE QUARTER ENDED JUNE 30, 2002, COMPARED TO A NET INCOME OF USD 5,485,000 OR USD .39 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 34,944,000 FOR THE QUARTER ENDED JUNE 30, 2001. DURING THE FIRST NINE MONTHS OF 2002, THE COMPANY RECORDED A NET INCOME OF USD 21,120,000 OR USD 1.51 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 118,376,000 COMPARED TO A NET INCOME OF USD 19,555,000 OR USD 1.40 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 111,594,000 IN THE FIRST NINE MONTHS OF 2001.

     COMPARED FIGURES ARE AS FOLLOWS:


FOR THE QUARTER ENDED JUNE 30:                    2002                    2001
                                                  ----                    ----
CONTRACT REVENUES                       USD 37,402,000          USD 34,944,000
INCOME BEFORE INCOME TAXES                   9,174,000               8,410,000
NET INCOME                                   6,132,000               5,485,000
EARNINGS PER COMMON SHARE -
        BASIC                                      .44                     .40
        DILUTED                                    .44                     .39
WEIGHTED AVERAGE SHARES
  OUTSTANDING -
       BASIC                                13,843,000              13,831,000
       DILUTED                              14,048,000              13,981,000

FOR THE NINE MONTHS ENDED JUNE 30:                2002                    2001
                                                  ----                    ----
CONTRACT REVENUES                      USD 118,376,000         USD 111,594,000
INCOME BEFORE INCOME TAXES                  32,276,000              30,742,000
NET INCOME                                  21,120,000              19,555,000
EARNINGS PER COMMON SHARE -
      BASIC                                       1.53                    1.41
      DILUTED                                     1.51                    1.40
WEIGHTED AVERAGE SHARES OUTSTANDING -
      BASIC                                 13,839,000              13,827,000
      DILUTED                               13,984,000              13,971,000


                                                           CONTACT: JIM HOLLAND
                                                                 (281) 749-7804





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

                                                       EXHIBIT 99.2


                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                          CONSOLIDATED STATEMENTS OF OPERATIONS
                                         (In thousands, except per share amounts)



                                                 Three Months Ended                    Nine Months Ended
                                                       June 30,                             June 30,
                                           --------------------------------         -------------------------
                                               2002                 2001               2002                2001
                                                     (Unaudited)                          (Unaudited)
REVENUES:
     Contract drilling                       $ 37,402            $ 34,944            $118,376            $111,594
                                             --------            --------            --------            --------

COSTS AND EXPENSES:
      Contract drilling                        19,493              17,327              58,912              52,935
      Depreciation                              5,958               6,342              18,501              19,603
      General and administrative                2,336               2,285               7,500               7,021
                                             --------             -------            --------           ---------
                                               27,787              25,954              84,913              79,559
                                             --------             -------            --------           ---------

OPERATING INCOME                                9,615               8,990              33,463              32,035
                                             --------             -------            --------           ---------

OTHER INCOME (EXPENSE)
      Interest expense                           (501)               (723)             (1,387)             (2,523)
      Interest income                              60                 273                 200               1,360
      Loss on sale of securities                  ---                (130)                ---                (130)
                                             --------             --------           --------           ---------
                                                 (441)                (580)            (1,187)             (1,293)
                                             --------             --------           --------           ---------

INCOME BEFORE INCOME TAXES                      9,174                8,410             32,276              30,742

PROVISION FOR INCOME TAXES                      3,042                2,925             11,156              11,187
                                             --------             --------           --------           ---------

NET INCOME                                    $ 6,132             $  5,485           $ 21,120            $ 19,555
                                              =======             ========           ========            ========

EARNINGS PER SHARE
              Basic                             $ .44                 $.40             $ 1.53               $1.41
              Diluted                           $ .44                 $.39             $ 1.51               $1.40
WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
            Basic                              13,843               13,831               13,839            13,827
            Diluted                            14,048               13,981               13,984            13,971

(Contract drilling revenues and contract drilling costs for 2001 reflect the gross-up of mobilization revenues and costs, which were reported on a net basis prior to the adoption of Staff Accounting Bulletin 101 in the fourth quarter of 2001.)

                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          ANALYSIS OF CONTRACT REVENUES
                               AND DRILLING COSTS
                                   (Unaudited)


                                   FOR THE QUARTER ENDED JUNE 30, 2002
                                  ------------------------------------

                                  CONTRACT                     CONTRACT
                                  DRILLING                     DRILLING
                                  REVENUES                      COSTS
                                  --------                     --------
                                               (In Millions)

ATWOOD FALCON                    $  8.3                        $  3.0
ATWOOD HUNTER                       8.0                           4.0
ATWOOD SOUTHERN CROSS               6.0                           2.8
SEAHAWK                             5.9                           2.1
VICKSBURG                           5.9                           2.4
ATWOOD EAGLE                        1.9                           1.2
RICHMOND                            1.0                           2.2
OTHER                               0.4                           1.8
                                -------                        ------
                                $  37.4                       $  19.5
                                =======                       =======

                                 FOR THE NINE MONTHS ENDED JUNE 30, 2002
                                 ----------------------------------------

                                 CONTRACT                     CONTRACT
                                 DRILLING                     DRILLING
                                 REVENUES                      COSTS
                                 --------                     --------
                                              (In Millions)

ATWOOD FALCON                   $  26.6                        $  7.9
ATWOOD HUNTER                      19.0                           9.0
ATWOOD SOUTHERN CROSS              17.2                           7.8
VICKSBURG                          17.0                           6.9
SEAHAWK                            16.6                           6.2
ATWOOD EAGLE                       15.2                           9.0
RICHMOND                            5.3                           7.5
OTHER                               1.5                           4.6
                                -------                        ------
                                 $118.4                       $  58.9
                                =======                       =======

                          EXHIBIT 99.4
             ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                  CONSOLIDATED BALANCE SHEETS
                         (In Thousands)


                                              JUN. 30, 2002       SEP. 30, 2001
                                               (Unaudited)

ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                          $ 37,808        $ 12,621
   Accounts receivable                                  25,821          19,815
   Inventories of materials and supplies
     at lower of average cost or market                  9,369           9,111
   Deferred tax assets                                     780             780
   Prepaid expenses                                      2,744           3,394
                                                      --------        --------
      Total Current Assets                              76,522          45,721
                                                      --------        --------

PROPERTY AND EQUIPMENT:
   Drilling vessels, equipment and drill pipe          565,072         497,821
   Other                                                 9,129           8,768
                                                      --------         -------
                                                       574,201         506,589


   Less-accumulated depreciation                       218,704         200,335
                                                      --------         -------

   Net Property and Equipment                          355,497         306,254
                                                      --------         -------

DEFERRED COSTS AND OTHER ASSETS                          2,875           1,903
                                                      --------         -------

                                                       434,894         353,878
                                                      ========         =======


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Current maturities of notes payable                     ---             ---
   Accounts payable                                      9,017           8,055
   Accrued liabilities                                  12,623          12,609
                                                     ---------         -------
      Total Current Liabilities                         21,640          20,664
                                                     ---------         -------
LONG-TERM NOTES PAYABLE,
   net of  current maturities:                         120,000          60,000
                                                     ---------         -------
                                                       120,000          60,000
                                                     ---------         -------


DEFERRED CREDITS:
   Income taxes                                         15,850          13,600
   Other                                                 8,467          11,978
                                                     ---------         -------
                                                        24,317          25,578
                                                     ---------         -------

SHAREHOLDER'S EQUITY
   Preferred stock no par value;
      1,000,000 shares authorized, none
      outstanding                                         ---              ---
   Common stock, $1 par value, 20,000,000
      shares authorized with 13,845,000
      and 13,832,000 issued and outstanding
      at Jun. 30, 2002 and Sep. 30, 2001,
      respectively                                     13,845           13,832
   Paid-in capital                                     57,243           57,075
   Retained earnings                                  197,849          176,729
                                                     --------          -------

      Total Shareholders' Equity                      268,937          247,636
                                                     --------          -------

                                                    $ 434,894        $ 353,878
                                                    =========        =========


                                                       EXHIBIT 99.5
                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                 CONTRACT STATUS SUMMARY
                                                     AT JULY 31, 2002


NAME OF RIG           LOCATION         CUSTOMER                   CONTRACT STATUS
------------          --------         --------                   ---------------

SEMISUBMERSIBLES -
------------------
ATWOOD FALCON         MALAYSIA         SARAWAK SHELL              The rig is conducting a drilling program in Malaysia for Sarawak
                                       BERHAD/SABAH               Shell Berhad and Sabah Shell Petroleum Company Ltd. ("Shell").
                                       SHELL                      The drilling contract includes five firm wells plus provides Shell
                                       PETROLEUM                  with options to drill five additional wells.  Immediately upon
                                       COMPANY LTD.               completion of the Shell contract commitment for its firm wells
                                                                  (estimated October 2002), the rig will be moved to Australia to commence a program providing for the drilling of two wells plus options to drill three additional wells for Woodside Energy Ltd.


ATWOOD HUNTER         EGYPT            BURULLUS GAS COMPANY       The rig commenced an eleven-well drilling program in December 2001 estimated to be completed in October 2002.  Contract opportunities to commence following completion of the rig's current contract are being pursued internationally.


ATWOOD EAGLE          SHIPYARD IN GREECE                          The rig is currently undergoing an approximate $90 million water-depth upgrade and refurbishment. The upgrade should take approximately six months shipyard time to complete
                                                                  (October/November 2002).  Contract opportunities to commence following the rig's upgrade are being pursued internationally.


SEAHAWK               MALAYSIA         EXXONMOBIL                 The rig's current contract terminates in December 2003, with an
                                       EXPLORATION                option for the Operator to extend.
                                       & PRODUCTION
                                       MALAYSIA INC.


ATWOOD               MEDITERRANEAN     OIL FIELDS LTD./           The rig is currently undergoing required regulatory inspections
SOUTHERN             SEA               ENI S.P.A. - AGIP          and upgrades for the AGIP contract.  The rig will commence a
CROSS                                  DIVISION                   one-well contract for Oil Fields Ltd. around August 15, 2002, estimated to take 30 days to complete.  Upon completion of the
                                                                  Oil Fields Ltd. contract, the rig will be moved to Sicily to commence a two-well plus one option well contract for Eni S.p.A.
                                                                  - AGIP division, which is estimated to take 60 to 90 days to complete.


SEASCOUT              UNITED STATES                               The SEASCOUT was purchased in December 2000 for future conversion
                      GULF OF MEXICO                              to a tender-assist unit, similar to the SEAHAWK, once an
                                                                  acceptable contract opportunity is secured.

CANTILEVER JACK-UPS -
---------------------
VICKSBURG              MALAYSIA -          CARIGALI-TRITON        The rig's current"contract is expected to be concluded in
                       THAILAND            OPERATING              September 2002 due to CTOC suspending its current drilling
                       JOINT               COMPANY                activities.  The Company has received a "Notice of Contract
                       DEVELOPMENT         ("CTOC")               Award", subject to execution of a definitive contract, for a term
                       AREA                                       drilling program for the rig to commence in Malaysia immediately following the suspension of its current contract.

ATWOOD BEACON          UNDER CONSTRUCTION                         The Company expects the construction of this ultra-premium jack-up drilling unit to be completed in June 2003.
SUBMERSIBLE -
---------------
RICHMOND               UNITED STATES       EL PASO                The rig's current contract is expected to conclude in mid-August
                       GULF OF MEXICO      PRODUCTION OIL         2002 unless the current operator exercises an option to drill one
                                           & GAS                  more well, which, if drilled could add another 45 days of drilling commitments.  The rig has been awarded a contract by Applied
                                                                  Drilling Technology Inc. to drill one firm well (estimated to take
                                                                  30 days to complete) following completion of its current contract.

MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /
NORTH RANKIN 'A'       AUSTRALIA         WOODSIDE ENERGY LTD.     There is currently an indefinite planned break in drilling activity for the two client-owned rigs managed by the Company.
                                                                  The Company is involved in maintenance of the two rigs for future drilling programs.